Exhibit 99.1

           General Growth Properties, Inc. Reports Results


    CHICAGO--(BUSINESS WIRE)--Feb. 8, 2005--General Growth Properties, Inc. (NYSE: GGP) today announced the release of 2004's fourth quarter and year-end results. Earnings per share - diluted (EPS) were $.41 for the fourth quarter of 2004 as compared to $.46 in the fourth quarter of 2003. For the full year, EPS was $1.21 in 2004 as compared to $1.22 in 2003. Fully diluted Funds from Operations per share (FFO) were $.90 for the fourth quarter of 2004, a 20.0% increase over $.75 reported in the comparable period of 2003. For the full year, FFO per fully diluted share was $2.77, up 19.9% from $2.31 reported in 2003.
    "2004 was an historic year for our Company, filled with great accomplishment," said John Bucksbaum, chief executive officer, General Growth Properties. "We closed the merger with The Rouse Company in November - adding some of the highest quality retail properties in America. The addition of the Rouse assets and its talented people to General Growth will allow us to generate industry leading growth and deliver recurring profitability to our shareholders for many years to come."

    FINANCIAL AND OPERATIONAL HIGHLIGHTS

    -- EPS in the fourth quarter of 2004 was $.41 per share, versus $.46 in the comparable period of 2003. For the full year, EPS was $1.21 as compared to $1.22 in 2003.

    -- Fully diluted FFO per share increased to $.90 in the fourth quarter of 2004, 20.0% above $.75 reported in the fourth quarter of 2003. FFO per fully diluted share for 2004 was a record $2.77, up 19.9% from $2.31 in 2003. Total FFO for the quarter increased 23.7% to $254.6 million, from $205.9 million in 2003's fourth quarter. The effects of non-cash rental revenue recognized pursuant to SFAS No. 141 and 142 resulted in approximately $9.8 million or $.03 of FFO per fully diluted share in the fourth quarter of 2004 as compared to $4.5 million or $.02 in the comparable period of 2003. Straight-line rent resulted in approximately $7.3 million or $.03 of FFO per fully diluted share in the fourth quarter of 2004, versus $3.4 million or $.01 in the same period of 2003.

    -- FFO Guidance for 2005 is currently estimated to be $3.13 per share. The Company expects to update this estimate in conjunction with its quarterly earnings releases in 2005.

    -- Real estate property net operating income (NOI) for the fourth quarter of 2004 increased to $501.4 million, 50.4% above the $333.4 million reported in the fourth quarter of 2003. For the full year, NOI increased 28.8% to $1.43 billion, up from $1.11 billion in 2003.

    -- Property revenues from consolidated properties were $645.4 million for the quarter, an increase of 78.8%, compared to $361.0 million for the same period in 2003. For the twelve months ended December 31, 2004, revenues from consolidated properties were $1.72 billion, up 45.8% from $1.18 billion in 2003.

        Property revenues from unconsolidated properties at share increased 71.4% to $195.1 million, compared to $113.8 million in the fourth quarter of 2003. For the full year, revenues from unconsolidated properties at share were $495.6 million, up 11.7% from $443.5 million in 2003.

    -- Total tenant sales increased 6.1% in 2004, and comparable tenant sales increased 4.3% versus 2003.

    -- Comparable NOI from consolidated properties in the fourth quarter of 2004 increased by 8.0% compared to the same period last year.

        Comparable NOI from unconsolidated properties at share for the quarter increased by approximately 3.5% compared to the fourth quarter of 2003.

    -- Mall shop occupancy increased to 92.1% at December 31, 2004, compared to 91.3% at December 31, 2003.

    --  Sales per square foot for 2004 were $410 versus $351 in 2003.

    --  Average rent

        For consolidated properties, average rent per square foot for new/renewal leases signed during 2004 was $33.53 versus $31.83 for 2003. For unconsolidated properties, average rent per square foot for new/renewal leases signed in 2004 was $36.45 versus $34.71 for 2003. Average rent for consolidated properties leases expiring in 2004 was $25.69 versus $22.16 in 2003. For unconsolidated properties, average rent for leases expiring in 2004 was $32.35 compared to $31.29 in 2003.

    --  The Rouse Company

        The Company completed the merger with The Rouse Company on November 12, 2004. The 2004 financial and operational highlights, with the exception of average rent and comparable NOI, include the effect of this transaction. The financial information included is based on management's current determination of the required purchase accounting adjustments arising from the Rouse transaction. These adjustments are subject to change. As the operations of the master-planned communities acquired in the Rouse transaction are managed separately and now represent a different line of business for General Growth Properties, the Company has presented for 2004 and will continue to present its operations in two business segments, Retail and Other, and Community Development.

    --  Discontinued operations

        In early November 2004, the Company sold a group of non-retail assets that were obtained in the July 2002 acquisition of JP Realty, Inc. for a sales price of approximately $67 million. As required by generally accepted accounting principles, the operations of these assets have been classified as discontinued operations. Certain amounts for 2003 have been reclassified to conform to this presentation.

    CONFERENCE CALL/WEBCAST

    General Growth will host a live webcast of its conference call regarding this announcement on the Company's web site, www.generalgrowth.com. This webcast will take place on Tuesday, February 8, 2005 at 10:00 a.m., Eastern Time (9:00 a.m. CT, 7:00 a.m.
PT). The webcast can be accessed by selecting the conference call icon on the GGP home page.
    General Growth Properties, Inc. is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT). General Growth currently has ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. The company portfolio totals approximately 200 million square feet of retail space and includes over 18,000 retailers nationwide. General Growth Properties, Inc. is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the company web site at http://www.generalgrowth.com.

    NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS FUNDS FROM OPERATIONS (FFO)

    General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
    The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the company's properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that FFO provides investors with a clearer view of the Company's operating performance.
    In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of FFO to GAAP net income has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the Company has presented FFO on a consolidated and unconsolidated basis (at the Company's ownership share) as the Company believes that given the significance of the Company's operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company's unconsolidated properties provides important insights into the income and FFO produced by such investments for the company as a whole.

    REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI

    General Growth believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company's operating performance. The Company defines NOI as operating revenues from continuing operations (rental income, tenant recoveries and other income) less property and related expenses from continuing operations (real estate taxes, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company's ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to other REITs.
    Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company's operating results, gross margins and investment returns.
    In addition, management believes that NOI provides useful information to the investment community about the Company's operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company's financial performance. For reference and as an aid in understanding of management's computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.
    Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.

    PROPERTY INFORMATION

    The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company's total operations are structured as joint venture arrangements which are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company's ownership share of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the Company's overall operations.

    RISKS AND UNCERTAINTIES

    This release contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact are statements that may be deemed forward-looking statements, which are subject to a number of risks, uncertainties and assumptions. Representative examples of these risks, uncertainties and critical accounting or other assumptions which could cause actual results to differ materially from those contained in the forward-looking statements include (without limitation) general industry and economic conditions, acts of terrorism, interest rate trends, cost of capital and capital requirements, availability of real estate properties, competition from other companies and venues for the sale/distribution of goods and services, changes in retail rental rates in the Company's markets, shifts in customer demands, tenant bankruptcies or store closures, changes in vacancy rates at the Company's properties, changes in operating expenses, including employee wages, benefits and training, governmental and public policy changes, changes in applicable laws, rules and regulations (including changes in tax laws), the ability to obtain suitable equity and/or debt financing, and the continued availability of financing in the amounts and on the terms necessary to support the Company's future business. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent reports on Form 10-Q and 10-K, which identify important factors which could affect the forward-looking statements in this release.


                   GENERAL GROWTH PROPERTIES, INC.
                          PORTFOLIO RESULTS
                            (In thousands)


                         Three Months Ended      Twelve Months Ended
                            December 31,            December 31,
                      ------------------------ -----------------------
                         2004         2003        2004        2003
                      ------------ ----------- ----------- -----------
Funds From Operations
 (FFO)
Operating Partnership    $254,607    $205,925    $765,562    $618,561
Less:  Allocations to
 Operating Partnership
 unitholders               50,166      43,067     154,347     138,568
                      ------------ ----------- ----------- -----------
Company stockholders     $204,441    $162,858    $611,215    $479,993
                      ============ =========== =========== ===========

FFO per share:
 Company stockholders
  - basic                   $0.90       $0.75       $2.78       $2.39
 Operating
  Partnership - basic        0.90        0.75        2.78        2.39
 Operating
  Partnership -
  diluted                    0.90        0.75        2.77        2.31

Weighted average number of Company
 shares outstanding:
 Basic                    226,312     215,785     220,149     200,875
 Basic (assuming full
  conversion of
  Operating
  Partnership units)      281,845     272,848     275,742     258,865
 Diluted (assuming
 full conversion of
 Operating Partnership
 units and,
 for the twelve
 months ended
 December 31, 2003,
 convertible
 preferred stock)         282,733     273,853     276,422     273,069

Portfolio Results
Total property
 revenues                $645,418    $361,027  $1,722,629  $1,183,763
Total property
 operating expenses      (238,561)   (105,303)   (585,263)   (365,917)
Equity in real estate
 property net
 operating income of
 Unconsolidated
 Properties                94,506      77,633     294,933     293,104
                      ------------ ----------- ----------- -----------
Real estate property
 net operating income     501,363     333,357   1,432,299   1,110,950
Net property
 management fees and
 costs                      7,242         695       8,853       4,828
Headquarters/regional
 costs, general and
 administrative and
 depreciation on
 non-income producing
 assets                   (16,959)    (11,614)    (48,253)    (50,150)
Net interest expense     (191,513)    (78,264)   (468,958)   (276,235)
Income tax expense,
 primarily deferred        (2,343)          -      (2,383)        (98)
Equity in other FFO
 of Unconsolidated
 Properties               (34,703)    (27,947)   (118,419)   (117,154)
Preferred stock
 dividends and
 preferred unit
 distributions             (8,480)    (10,302)    (37,577)    (53,580)
                      ------------ ----------- ----------- -----------
FFO - Operating
 Partnership             $254,607    $205,925    $765,562    $618,561
                      ============ =========== =========== ===========

Summarized Balance
 Sheet Information    December 31, December 31,
(In thousands)           2004         2003
                      ------------ -----------

Cash and cash
 equivalents              $48,365     $10,677
Investment in real
 estate:
 Net land, buildings
  and equipment       $19,656,969  $8,405,092
 Developments in
  progress                552,359     168,521
 Investment in and
  loans to/from
  Unconsolidated Real
  Estate Affiliates     1,945,541     630,613
 Investment land and
  land held for
  development and sale  1,638,013           -
                      ------------ -----------
Net investment in
 real estate          $23,792,882  $9,204,226
                      ============ ===========
Total assets          $25,602,793  $9,582,897

Mortgage and other
 debt payable         $20,310,947  $6,649,490
Minority interest -
 Preferred                403,161     495,211
Minority interest -
 Common                   551,202     408,613
Stockholders' equity    2,142,813   1,670,409
                      ------------ -----------
Total capitalization
 (at cost)            $23,408,123  $9,223,723
                      ============ ===========




                   GENERAL GROWTH PROPERTIES, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except per share amounts)



                            Three Months Ended   Twelve Months Ended
                               December 31,          December 31,
                            ------------------- ----------------------
                              2004      2003       2004       2003
                            --------- --------- ----------- ----------
Revenues:
 Minimum rents              $362,731  $231,926  $1,060,963   $775,320
 Tenant recoveries           154,164    94,742     473,428    332,137
 Overage rents                30,937    18,842      54,105     34,928
 Land sales                   68,643         -      68,643          -
 Management and other fees    25,633    22,466      82,896     84,138
 Other                        29,032    14,696      62,810     36,268
                            --------- --------- ----------- ----------
     Total revenues          671,140   382,672   1,802,845  1,262,791
                            --------- --------- ----------- ----------
Expenses:
 Real estate taxes            41,196    24,320     128,320     88,276
 Repairs and maintenance      46,719    24,876     123,984     81,433
 Marketing                    14,895    10,503      48,220     35,797
 Other property operating
  costs                       67,209    44,252     208,257    153,370
 Land sales operations        66,100         -      66,100          -
 Provision for doubtful
  accounts                     2,442     1,352      10,382      7,041
 Property management and
  other costs                 29,834    28,424     100,788    109,746
 General and administrative    2,419     2,054       9,499      8,533
 Depreciation and
  amortization               124,935    65,092     365,622    230,195
                            --------- --------- ----------- ----------
     Total expenses          395,749   200,873   1,061,172    714,391
                            --------- --------- ----------- ----------
Operating income             275,391   181,799     741,673    548,400

Interest income                2,108       641       3,227      2,308
Interest expense            (193,621)  (78,905)   (472,185)  (278,543)
Income allocated to minority
 interests                   (31,860)  (37,695)   (104,871)  (110,984)
Income taxes, primarily
 deferred                     (2,343)        -      (2,383)       (98)
Equity in income of
 unconsolidated affiliates    32,421    32,500      88,191     94,480
                            --------- --------- ----------- ----------
Income from continuing
 operations                   82,096    98,340     253,652    255,563
Discontinued operations,
 net of minority interest:
 Income from operations          341     1,047       3,028      4,128
 Gain on disposition          11,172         -      11,172      3,720
                            --------- --------- ----------- ----------
                              11,513     1,047      14,200      7,848
                            --------- --------- ----------- ----------
Net income                   $93,609   $99,387    $267,852   $263,411
                            --------- --------- ----------- ----------

Convertible preferred stock
 dividends                         -         -           -    (13,030)
                            --------- --------- ----------- ----------
Net income available to
 common stockholders         $93,609   $99,387    $267,852   $250,381
                            ========= ========= =========== ==========

Basic earnings per share:
 Continuing operations         $0.36     $0.45       $1.16      $1.21
 Discontinued operations        0.05      0.01        0.06       0.04
                            --------- --------- ----------- ----------
Total basic earnings per
 share                         $0.41     $0.46       $1.22      $1.25
                            ========= ========= =========== ==========

Diluted earnings per share:
 Continuing operations         $0.36     $0.45       $1.15      $1.19
 Discontinued operations        0.05      0.01        0.06       0.03
                            --------- --------- ----------- ----------
Total diluted earnings per
 share                         $0.41     $0.46       $1.21      $1.22
                            ========= ========= =========== ==========




                   GENERAL GROWTH PROPERTIES, INC.
   BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                            (In thousands)


                                             Three Months Ended
                                              December 31, 2004
                                       -------------------------------
                                       Consolidated   Unconsolidated
                                        Properties    Properties (a)
                                       ------------ ------------------
Property revenues:
   Minimum rents (b)                      $362,731  $94,713
   Tenant recoveries                       154,164   42,085
   Overage rents                            30,937    7,534
   Land sales                               68,643   37,170
   Other (c)                                28,943   13,589
                                       ------------ --------
        Total property revenues            645,418  195,091
                                       ------------ --------
Property operating expenses
   Real estate taxes                        41,196   12,463
   Repairs and maintenance                  46,719   11,381
   Marketing                                14,895    3,619
   Other property operating costs           67,209   35,051
   Land sales operations                    66,100   37,225
   Provision for doubtful accounts           2,442      846
                                       ------------ --------
        Total property operating
         expenses                          238,561  100,585
                                       ------------ --------
Real estate property net operating
 income                                    406,857   94,506

Management and other fees                   25,633        -
Property management and other costs        (18,391)       -
Headquarters/regional costs (d)            (11,443)  (6,458)
General and administrative                  (2,419)    (539)
Depreciation on non-income producing
   assets, including headquarters
   buildings                                (3,097)       -
Interest income                              2,108      827
Interest expense                          (191,792) (27,667)
Amortization of deferred finance costs      (1,829)    (575)
Debt extinguishment costs                        -     (115)
Income taxes, primarily deferred            (2,343)    (176)
Preferred unit distributions                (8,480)       -
                                       ------------ --------
Funds From Operations                     $194,804  $59,803  $254,607
Equity in Funds from Operations of
 Unconsolidated Properties                  59,803  (59,803)        -
                                       ------------ -------- ---------
Operating Partnership Funds From
 Operations                               $254,607       $-  $254,607
                                       ============ ======== =========



                                             Three Months Ended
                                              December 31, 2003
                                       -------------------------------
                                       Consolidated   Unconsolidated
                                        Properties    Properties (a)
                                       ------------ ------------------
Property revenues:
   Minimum rents (b)                      $231,926  $72,280
   Tenant recoveries                        94,742   32,561
   Overage rents                            18,842    5,214
   Other                                    15,517    3,790
                                       ------------ --------
        Total property revenues            361,027  113,845
                                       ------------ --------
Property operating expenses:
   Real estate taxes                        24,320    9,226
   Repairs and maintenance                  24,876    8,957
   Marketing                                10,503    3,211
   Other property operating costs           44,252   14,636
   Provision for doubtful accounts           1,352      182
                                       ------------ --------
        Total property operating
         expenses                          105,303   36,212
                                       ------------ --------
Real estate property net operating
 income                                    255,724   77,633

Management and other fees                   22,466        -
Property management and other costs        (21,771)       -
Headquarters/regional costs (d)             (6,653)  (6,404)
General and administrative                  (2,054)    (235)
Depreciation on non-income producing
   assets, including headquarters
   buildings                                (2,907)       -
Interest income                                641      440
Interest expense                           (76,909) (20,766)
Amortization of deferred finance costs      (1,996)    (969)
Debt extinguishment costs                        -      (13)
Income taxes, primarily deferred                 -        -
Preferred unit distributions               (10,302)       -
                                       ------------ --------
Funds From Operations                      156,239   49,686  $205,925
Equity in Funds From Operations of
 Unconsolidated Properties                  49,686  (49,686)        -
                                       ------------ -------- ---------
Operating Partnership Funds From
 Operations                               $205,925       $-  $205,925
                                       ============ ======== =========



(a)Reflect revenues and expenses of Unconsolidated Properties at Operating Partnership's ownership share of such items.
(b)Minimum rents includes the following for the three months ended
   December 31:
                                       Consolidated   Unconsolidated
   2004                                 Properties      Properties
                                       ------------ ------------------
    Straight-line rent                      $6,010   $1,292
    Non-cash rental revenue recognized
     pursuant to SFAS #141 and #142          8,512    1,324

   2003
    Straight-line rent                      $2,546     $842
    Non-cash rental revenue recognized
     pursuant to SFAS #141 and #142          4,236      292
(c)Includes net FFO of investment property sold of $429 and $1,348, respectively, for the three months ended
   December 31, 2004 and 2003.
(d)Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to General Growth Management, Inc. and the Rouse Management Company, Inc.





                   GENERAL GROWTH PROPERTIES, INC.
   BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                            (In thousands)


                                            Twelve Months Ended
                                             December 31, 2004
                                      --------------------------------
                                      Consolidated   Unconsolidated
                                       Properties    Properties (a)
                                      ------------ -------------------
Property revenues:
   Minimum rents (b)                   $1,060,963  $293,175
   Tenant recoveries                      473,428   135,561
   Overage rents                           54,105    10,960
   Land sales                              68,643    37,170
   Other (c)                               65,490    18,694
                                      ------------ ---------
           Total property revenues      1,722,629   495,560
                                      ------------ ---------
Property operating expenses:
   Real estate taxes                      128,320    39,546
   Repairs and maintenance                123,984    33,150
   Marketing                               48,220    13,351
   Other property operating costs         208,257    74,589
   Land sales operations                   66,100    37,225
   Provision for doubtful accounts         10,382     2,766
                                      ------------ ---------
           Total property operating
            expenses                      585,263   200,627
                                      ------------ ---------
Real estate property net operating
 income                                 1,137,366   294,933

Management and other fees                  82,896         -
Property management and other costs       (74,043)        -
Headquarters/regional costs (d)           (26,745)  (23,126)
General and administrative                 (9,499)   (3,528)
Depreciation on non-income producing
   assets, including headquarters
   buildings                              (12,009)        -
Interest income                             3,227     2,043
Interest expense                         (455,259)  (90,355)
Amortization of deferred finance costs    (10,739)   (2,655)
Debt extinguishment costs                  (6,187)     (622)
Income taxes, primarily deferred           (2,383)     (176)
Preferred unit distributions              (37,577)        -
                                      ------------ ---------
Funds From Operations                     589,048   176,514  $765,562
Equity in Funds from Operations of
 Unconsolidated Properties                176,514  (176,514)        -
                                      ------------ --------- ---------
Operating Partnership Funds From
 Operations                              $765,562        $-  $765,562
                                      ============ ========= =========

                                            Twelve Months Ended
                                             December 31, 2003
                                      --------------------------------
                                      Consolidated   Unconsolidated
                                       Properties    Properties (a)
                                      ------------ -------------------
Property revenues:
   Minimum rents (b)                     $775,320  $286,452
   Tenant recoveries                      332,137   140,334
   Overage rents                           34,928     8,624
   Other (c)                               41,378     8,078
                                      ------------ ---------
           Total property revenues      1,183,763   443,488
                                      ------------ ---------
Property operating expenses:
   Real estate taxes                       88,276    40,056
   Repairs and maintenance                 81,433    33,716
   Marketing                               35,797    14,137
   Other property operating costs         153,370    60,811
   Provision for doubtful accounts          7,041     1,664
                                      ------------ ---------
           Total property operating
            expenses                      365,917   150,384
                                      ------------ ---------
Real estate property net operating
 income                                   817,846   293,104

Management and other fees                  84,138         -
Property management and other costs       (79,310)        -
Headquarters/regional costs (d)           (30,436)  (24,760)
General and administrative                 (8,533)   (1,052)
Depreciation on non-income producing
   assets, including headquarters
   buildings                              (11,181)        -
Interest income                             2,308     1,721
Interest expense                         (268,974)  (87,399)
Amortization of deferred finance costs     (7,072)   (4,994)
Debt extinguishment costs                  (2,497)     (670)
Income taxes, primarily deferred              (98)        -
Preferred stock dividends                 (13,030)        -
Preferred unit distributions              (40,550)        -
                                      ------------ ---------
Funds From Operations                     442,611   175,950  $618,561
Equity in Funds From Operations of
 Unconsolidated Properties                175,950  (175,950)        -
                                      ------------ --------- ---------
Operating Partnership Funds From
 Operations                              $618,561        $-  $618,561
                                      ============ ========= =========

(a)Reflect revenues and expenses of Unconsolidated Properties at Operating Partnership's ownership share of such items.
(b)Minimum rents includes the following for the twelve months ended
   December 31:
                                      Consolidated   Unconsolidated
   2004                                Properties      Properties
                                      ------------ -------------------
     Straight-line rent                   $14,810    $4,296
     Non-cash rental revenue
      recognized pursuant to SFAS #141
      and #142                             27,591     6,939

   2003
     Straight-line rent                   $11,655    $4,405
     Non-cash rental revenue
      recognized pursuant to SFAS #141
      and #142                             16,551     6,953
(c)Includes net FFO of investment property sold of $4,483 and $6,299, respectively, for the twelve months ended
   December 31, 2004 and 2003.
(d)Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to General Growth Management, Inc. and the Rouse Management Company, Inc.





                   GENERAL GROWTH PROPERTIES, INC.
                           SEGMENT RESULTS
                            (In thousands)



                          Three Months Ended        Three Months Ended
                           December 31, 2004        December 31, 2003
                    ------------------------------- ------------------

                     Retail   Community                   Retail
                    and Other Development   Total       and Other
                    --------- ----------- --------- ------------------
Segment Basis (a)
Property revenues:
   Minimum rents    $457,444          $-  $457,444           $304,206
   Tenant recoveries 196,249           -   196,249            127,303
   Overage rents      38,471           -    38,471             24,056
   Land sales              -     105,813   105,813                  -
   Other              42,532           -    42,532             19,307
                    --------- ----------- --------- ------------------
      Total property
       revenues      734,696     105,813   840,509            474,872
                    --------- ----------- --------- ------------------
Property operating
 expenses
   Real estate taxes  53,659           -    53,659             33,546
   Repairs and
    maintenance       58,100           -    58,100             33,833
   Marketing          18,514           -    18,514             13,714
   Other property
    operating costs  102,260           -   102,260                  -
   Land sales
    operations           125     103,200   103,325             58,888
   Provision for
    doubtful
    accounts           3,288           -     3,288              1,534
                    --------- ----------- --------- ------------------
      Total property
       operating
       expenses      235,946     103,200   339,146            141,515
                    --------- ----------- --------- ------------------
Real estate property
 net operating
 income             $498,750      $2,613  $501,363           $333,357
                    ========= =========== ========= ==================

Unconsolidated Properties
Property revenues:
   Minimum rents     $94,713          $-   $94,713            $72,280
   Tenant recoveries  42,085           -    42,085             32,561
   Overage rents       7,534           -     7,534              5,214
   Land sales              -      37,170    37,170                  -
   Other              13,589           -    13,589              3,790
                    --------- ----------- --------- ------------------
      Total property
       revenues      157,921      37,170   195,091            113,845
                    --------- ----------- --------- ------------------
Property operating
 expenses
   Real estate taxes  12,463           -    12,463              9,226
   Repairs and
    maintenance       11,381           -    11,381              8,957
   Marketing           3,619           -     3,619              3,211
   Other property
    operating costs   35,051           -    35,051                  -
   Land sales
    operations             -      37,225    37,225             14,636
   Provision for
    doubtful
    accounts             846           -       846                182
                    --------- ----------- --------- ------------------
      Total property
       operating
       expenses       63,360      37,225   100,585             36,212
                    --------- ----------- --------- ------------------
Real estate property
 net operating
 income              $94,561        $(55)  $94,506            $77,633
                    ========= =========== ========= ==================

Consolidated
 Properties
Property revenues:
   Minimum rents    $362,731          $-  $362,731           $231,926
   Tenant recoveries 154,164           -   154,164             94,742
   Overage rents      30,937           -    30,937             18,842
   Land sales              -      68,643    68,643                  -
   Other              28,943           -    28,943             15,517
                    --------- ----------- --------- ------------------
      Total property
       revenues      576,775      68,643   645,418            361,027
                    --------- ----------- --------- ------------------
Property operating expenses
   Real estate taxes  41,196          $-   $41,196            $24,320
   Repairs and
    maintenance       46,719           -    46,719             24,876
   Marketing          14,895           -    14,895             10,503
   Other property
    operating costs   67,209           -    67,209                  -
   Land sales
    operations           125      65,975    66,100             44,252
   Provision for
    doubtful
    accounts           2,442           -     2,442              1,352
                    --------- ----------- --------- ------------------
      Total property
       operating
       expenses      172,586      65,975   238,561            105,303
                    --------- ----------- --------- ------------------
Real estate property
 net operating
 income             $404,189      $2,668  $406,857           $255,724
                    ========= =========== ========= ==================

(a)Segment basis results include both Consolidated Properties and the Operating Partnership's ownership share of the results of operations of Unconsolidated Properties.





                    GENERAL GROWTH PROPERTIES, INC.
                            SEGMENT RESULTS
                            (In thousands)




                         Twelve Months Ended       Twelve Months Ended
                          December 31, 2004         December 31, 2003
                 ----------------------------------- -----------------

                   Retail    Community                    Retail
                  and Other  Development    Total        and Other
                 ----------- ----------- ----------- -----------------
Segment Basis (a)
Property
 revenues:
   Minimum rents $1,354,138          $-  $1,354,138        $1,061,772
   Tenant
    recoveries      608,989           -     608,989           472,471
   Overage rents     65,065           -      65,065            43,552
   Land sales             -     105,813     105,813                 -
   Other             84,184           -      84,184            49,456
                 ----------- ----------- ----------- -----------------
     Total
      property
      revenues    2,112,376     105,813   2,218,189         1,627,251
                 ----------- ----------- ----------- -----------------
Property operating
 expenses
   Real estate
    taxes           167,866           -     167,866           128,332
   Repairs and
    maintenance     157,134           -     157,134           115,149
   Marketing         61,571           -      61,571            49,934
   Other property
    operating
    costs           252,846           -     282,846                 -
   Land sales
    operations          125     103,200     103,325           214,181
   Provision for
    doubtful
    accounts         13,148           -      13,148             8,705
                 ----------- ----------- ----------- -----------------
     Total
      property
      operating
      expenses      682,690     103,200     785,890           516,301
                 ----------- ----------- ----------- -----------------
Real estate
 property net
 operating
 income          $1,429,686      $2,613  $1,432,299        $1,110,950
                 =========== =========== =========== =================

Unconsolidated
 Properties
Property
 revenues:
   Minimum rents   $293,175          $-    $293,175          $286,452
   Tenant
    recoveries      135,561           -     135,561           140,334
   Overage rents     10,960           -      10,960             8,624
   Land sales             -      37,170      37,170                 -
   Other             18,694           -      18,694             8,078
                 ----------- ----------- ----------- -----------------
     Total
      property
      revenues      458,390      37,170     495,560           443,488
                 ----------- ----------- ----------- -----------------
Property operating
 expenses
   Real estate
    taxes            39,546           -      39,546            40,056
   Repairs and
    maintenance      33,150           -      33,150            33,716
   Marketing         13,351           -      13,351            14,137
   Other property
    operating
    costs            74,589           -      74,589                 -
   Land sales
    operations            -      37,225      37,225            60,811
   Provision for
    doubtful
    accounts          2,766           -       2,766             1,664
                 ----------- ----------- ----------- -----------------
     Total
      property
      operating
      expenses      163,402      37,225     200,627           150,384
                 ----------- ----------- ----------- -----------------
Real estate
 property net
 operating income  $294,988        $(55)   $294,933          $293,104
                 =========== =========== =========== =================

Consolidated
 Properties
Property
 revenues:
   Minimum rents $1,060,963          $-  $1,060,963          $775,320
   Tenant
    recoveries      473,428           -     473,428           332,137
   Overage rents     54,105           -      54,105            34,928
   Land sales             -      68,643      68,643                 -
   Other             65,490           -      65,490            41,378
                 ----------- ----------- ----------- -----------------
     Total
      property
      revenues    1,653,986      68,643   1,722,629         1,183,763
                 ----------- ----------- ----------- -----------------
Property operating
 expenses
   Real estate
    taxes          $128,320           -     128,320            88,276
   Repairs and
    maintenance     123,984           -     123,984            81,433
   Marketing         48,220           -      48,220            35,797
   Other property
    operating
    costs           208,257           -     208,257                 -
   Land sales
    operations          125      65,975      66,100           153,370
   Provision for
    doubtful
    accounts         10,382           -      10,382             7,041
                 ----------- ----------- ----------- -----------------
     Total
      property
      operating
      expenses      519,288      65,975     585,263           365,917
                 ----------- ----------- ----------- -----------------
Real estate
 property net
 operating
 income          $1,134,698      $2,668  $1,137,366          $817,846
                 =========== =========== =========== =================

(a)Segment basis results include both Consolidated Properties and the Operating Partnership's ownership share of the results of operations of Unconsolidated Properties.





                   GENERAL GROWTH PROPERTIES, INC.
   RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL
                               MEASURES
                            (In thousands)


                          Three Months Ended    Twelve Months Ended
                             December 31,           December 31,
                          ------------------- ------------------------
                            2004      2003       2004        2003
                          --------- --------- ----------- ------------
Reconciliation of Real Estate Property
 Net Operating Income to GAAP Operating Income
Real estate property net
 operating income
 including Unconsolidated
 Properties               $501,363  $333,357  $1,432,299   $1,110,950
   Unconsolidated
    Properties             (94,506)  (77,633)   (294,933)    (293,104)
                          --------- --------- ----------- ------------
   Consolidated
    Properties             406,857   255,724   1,137,366      817,846
Management and other fees   25,633    22,466      82,896       84,138
Property management and
 other costs               (18,391)  (21,771)    (74,043)     (79,310)
Headquarters/regional
 costs                     (11,443)   (6,653)    (26,745)     (30,436)
General and
 administrative             (2,419)   (2,054)     (9,499)      (8,533)
Depreciation and
 amortization             (124,935)  (65,092)   (365,622)    (230,195)
Other (a)                       89      (821)     (2,680)      (5,110)
                          --------- --------- ----------- ------------
GAAP Operating income -
 Consolidated GGPI        $275,391  $181,799    $741,673     $548,400
                          ========= ========= =========== ============

(a)Reflects discontinued operations and minority interest in Consolidated Properties real estate property net operating income.

Reconciliation of Funds From Operations (FFO) to GAAP Net Income
 Available to Common Stockholders
FFO:
   Company stockholders   $204,441  $162,858    $611,215     $479,993
   Operating Partnership
    unitholders             50,166    43,067     154,347      138,568
                          --------- --------- ----------- ------------
   Operating Partnership   254,607   205,925     765,562      618,561
Depreciation and amortization
   of capitalized real estate
   costs (including SFAS #141
   and #142 in-place lease
   costs) other than
   amortization of
   financing costs        (148,944)  (79,102)   (440,876)    (299,711)
FFO of discontinued
 operations                   (429)   (1,348)     (4,484)      (6,299)
Allocations to Operating
 Partnership
 unitholders(a)            (23,138)  (27,135)    (66,550)     (70,018)
                          --------- --------- ----------- ------------
Income from continuing
 operations                 82,096    98,340     253,652      242,533
Income from discontinued
 operations, net of
 minority interest          11,513     1,047      14,200        7,848
                          --------- --------- ----------- ------------
Net income available to
 common stockholders       $93,609   $99,387    $267,852     $250,381
                          ========= ========= =========== ============

Reconciliation of Equity in Real Estate Property
 Net Operating Income of Unconsolidated Properties
 to GAAP Equity in Income of Unconsolidated Affiliates
Equity in Real Estate
 Property Net Operating
 Income of Unconsolidated
 Properties                $94,506   $77,633    $294,933     $293,104
Equity in net interest
 expense of
 Unconsolidated
 Properties                (27,530)  (21,308)    (91,589)     (91,342)
Equity in headquarters and
 general and
 administrative expenses
 of Unconsolidated
 Properties                 (7,173)   (6,639)    (26,830)     (25,812)
                          --------- --------- ----------- ------------
Operating Partnership
 Equity in FFO from
 Unconsolidated Properties  59,803    49,686     176,514      175,950
Depreciation and amortization
   of capitalized real estate
   costs (including SFAS #141
   and #142 in-place lease
   costs) other than
   amortization of
   financing costs         (27,382)  (17,186)    (88,323)     (81,470)
                          --------- --------- ----------- ------------
Equity in income of
 unconsolidated
 affiliates                $32,421   $32,500     $88,191      $94,480
                          ========= ========= =========== ============

Reconciliation of Weighted
 Average Shares Outstanding
Basic:
   Weighted average number
    of shares outstanding
    - FFO per share        281,845   272,848     275,742      258,865
   Full conversion of
    Operating Partnership
    units                  (55,533)  (57,063)    (55,593)     (57,990)
                          --------- --------- ----------- ------------
   Weighted average
    number of Company
    shares outstanding -
    GAAP EPS               226,312   215,785     220,149      200,875
                          ========= ========= =========== ============

Diluted:
   Weighted average number
    of shares outstanding
    - FFO per share        282,733   273,853     276,422      273,069
   Full conversion of
    Operating Partnership
    units                  (55,533)  (57,063)    (55,593)     (57,990)
                          --------- --------- ----------- ------------
   Weighted average number
    of Company shares
    outstanding -
    GAAP EPS (a)           227,200   216,790     220,829      215,079
                          ========= ========= =========== ============

(a) For the twelve months ended December 31, 2003, the PIERS were dilutive for the computation of EPS and are therefore included in the total weighted average outstanding shares for diluted EPS purposes.



    CONTACT: General Growth Properties, Inc.
             John Bucksbaum, 312-960-5005
             Bernie Freibaum, 312-960-5252